Exhibit 99.2

Three months ended March 31, 2023

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Consolidated Statement of Cash Flows	7
2023E Guidance	8
Derivatives	9
Non-GAAP Reconciliations	10
Definitions	11
Adjusted Net Income	12
Adjusted EBITDA	13
Adjusted Free Cash Flow	14
Recurring General and Administrative Expenses	15

Production Volumes by Asset Area : Three months ended March 31, 2023

Production Volumes

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Natural gas (Mcf/day)
Utica	718,815	761,810
SCOOP	225,592	162,654
Other	—	32
Total	944,408	924,496
Oil and condensate (Bbl/day)
Utica	590	697
SCOOP	4,139	2,928
Other	—	7
Total	4,729	3,632
NGL (Bbl/day)
Utica	2,690	2,183
SCOOP	11,406	8,111
Other	—	1
Total	14,096	10,294
Combined (Mcfe/day)
Utica	738,497	779,089
SCOOP	318,861	228,885
Other	1	77
Total	1,057,359	1,008,052

Totals may not sum or recalculate due to rounding.

Production and Pricing : Three months ended March 31, 2023

The following table summarizes production and related pricing for the three months ended March 31, 2023, as compared to such data for the three months ended March 31, 2022:

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Natural gas sales
Natural gas production volumes (MMcf)	84,997	83,205
Natural gas production volumes (MMcf) per day	944	924
Total sales	$282,534	$405,212
Average price without the impact of derivatives ($/Mcf)	$3.32	$4.87
Impact from settled derivatives ($/Mcf)	$—	$(1.34)
Average price, including settled derivatives ($/Mcf)	$3.32	$3.53

Oil and condensate sales
Oil and condensate production volumes (MBbl)	426	327
Oil and condensate production volumes (MBbl) per day	5	4
Total sales	$30,714	$30,239
Average price without the impact of derivatives ($/Bbl)	$72.16	$92.51
Impact from settled derivatives ($/Bbl)	$(1.04)	$(24.91)
Average price, including settled derivatives ($/Bbl)	$71.12	$67.60

NGL sales
NGL production volumes (MBbl)	1,269	926
NGL production volumes (MBbl) per day	14	10
Total sales	$39,912	$45,284
Average price without the impact of derivatives ($/Bbl)	$31.46	$48.88
Impact from settled derivatives ($/Bbl)	$0.77	$(6.20)
Average price, including settled derivatives ($/Bbl)	$32.23	$42.68

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	95,162	90,725
Natural gas equivalents (MMcfe) per day	1,057	1,008
Total sales	$353,160	$480,735
Average price without the impact of derivatives ($/Mcfe)	$3.71	$5.30
Impact from settled derivatives ($/Mcfe)	$—	$(1.38)
Average price, including settled derivatives ($/Mcfe)	$3.71	$3.92

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.21	$0.19
Average taxes other than income ($/Mcfe)	$0.11	$0.14
Average transportation, gathering, processing and compression ($/Mcfe)	$0.92	$0.93
Total LOE, taxes other than income and midstream costs ($/Mcfe)	$1.24	$1.27

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended March 31, 2023

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
REVENUES:
Natural gas sales	$282,534	$405,212
Oil and condensate sales	30,714	30,239
Natural gas liquid sales	39,912	45,284
Net gain (loss) on natural gas, oil and NGL derivatives	378,061	(788,551)
Total revenues	731,221	(307,816)
OPERATING EXPENSES:
Lease operating expenses	19,862	17,644
Taxes other than income	10,695	12,468
Transportation, gathering, processing and compression	87,617	84,792
Depreciation, depletion and amortization	79,094	62,284
General and administrative expenses	8,733	7,105
Restructuring costs	1,869	—
Accretion expense	764	692
Total operating expenses	208,634	184,985
INCOME (LOSS) FROM OPERATIONS	522,587	(492,801)
OTHER (INCOME) EXPENSE:
Interest expense	13,756	13,984
Other, net	(14,223)	(14,810)
Total other (income) expense	(467)	(826)
INCOME (LOSS) BEFORE INCOME TAXES	523,054	(491,975)
Income tax expense	—	—
NET INCOME (LOSS)	$523,054	$(491,975)
Dividends on preferred stock	$(1,307)	$(1,447)
Participating securities - preferred stock	$(86,221)	$—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$435,526	$(493,422)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$23.08	$(23.23)
Diluted	$22.90	$(23.23)
Weighted average common shares outstanding—Basic	18,868	21,242
Weighted average common shares outstanding—Diluted	19,049	21,242

Consolidated Balance Sheets

(In thousands, except share data)

	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$3,460	$7,259
Accounts receivable—oil, natural gas, and natural gas liquids sales	119,863	278,404
Accounts receivable—joint interest and other	23,315	21,478
Prepaid expenses and other current assets	6,388	7,621
Short-term derivative instruments	137,869	87,508
Total current assets	290,895	402,270
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,564,378	2,418,666
Unproved properties	183,456	178,472
Other property and equipment	7,174	6,363
Total property and equipment	2,755,008	2,603,501
Less: accumulated depletion, depreciation and amortization	(625,019)	(545,771)
Total property and equipment, net	2,129,989	2,057,730
Other assets:
Long-term derivative instruments	62,834	26,525
Operating lease assets	23,682	26,713
Other assets	19,739	21,241
Total other assets	106,255	74,479
Total assets	$2,527,139	$2,534,479

Consolidated Balance Sheets

(In thousands, except share data)

	March 31, 2023	December 31, 2022
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$378,037	$437,384
Short-term derivative instruments	80,858	343,522
Current portion of operating lease liabilities	12,583	12,414
Total current liabilities	471,478	793,320
Non-current liabilities:
Long-term derivative instruments	90,044	118,404
Asset retirement obligation	32,851	33,171
Non-current operating lease liabilities	11,099	14,299
Long-term debt, net of current maturities	549,210	694,155
Total non-current liabilities	683,204	860,029
Total liabilities	$1,154,682	$1,653,349
Commitments and contingencies (Note 9)
Mezzanine Equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 52.3 thousand issued and outstanding at March 31, 2023, and 52.3 thousand issued and outstanding at December 31, 2022	52,295	52,295
Stockholders’ Equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.6 million issued and outstanding at March 31, 2023, and 19.1 million issued and outstanding at December 31, 2022	2	2
Additional paid-in capital	419,024	449,243
Common stock held in reserve, 62 thousand shares at March 31, 2023, and 62 thousand shares at December 31, 2022	(1,996)	(1,996)
Retained earnings	903,619	381,872
Treasury stock, at cost - 6.1 thousand shares at March 31, 2023, and 3.9 thousand shares at December 31, 2022	(487)	(286)
Total stockholders’ equity	$1,320,162	$828,835
Total liabilities, mezzanine equity and stockholders’ equity	$2,527,139	$2,534,479

Consolidated Statement of Cash Flows: Three months ended March 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022

Cash flows from operating activities:
Net income (loss)	$523,054	$(491,975)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	79,094	62,284
Net (gain) loss on derivative instruments	(378,061)	788,551
Net cash receipts (payments) on settled derivative instruments	367	(125,046)
Other, net	4,842	2,690
Changes in operating assets and liabilities, net	74,759	17,192
Net cash provided by operating activities	304,055	253,696
Cash flows from investing activities:
Additions to oil and natural gas properties	(130,400)	(80,271)
Proceeds from sale of oil and natural gas properties	2,463	—
Other, net	(644)	(7)
Net cash used in investing activities	(128,581)	(80,278)
Cash flows from financing activities:
Principal payments on Credit Facility	(313,000)	(456,000)
Borrowings on Credit Facility	168,000	317,000
Debt issuance costs and loan commitment fees	(7)	(61)
Dividends on preferred stock	(1,307)	(1,447)
Repurchase of common stock under Repurchase Program	(32,672)	(30,192)
Other, net	(287)	(80)
Net cash used in financing activities	(179,273)	(170,780)
Net (decrease) increase in cash, cash equivalents and restricted cash	(3,799)	2,638
Cash, cash equivalents and restricted cash at beginning of period	7,259	3,260
Cash, cash equivalents and restricted cash at end of period	$3,460	$5,898

2023E Guidance

Gulfport’s 2023 guidance assumes commodity strip prices as of April 17, 2023, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2023
	Low	High
Production
Average daily gas equivalent (MMcfepd)	1,000	1,040
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	40%	45%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.10	$0.12
Transportation, gathering, processing and compression ($/Mcfe)	$0.95	$0.99
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
Capital expenditures (incurred)	(in millions)
D&C	$375	$400
Leasehold and land	$50	$75
Total	$425	$475

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of May 2, 2023:

	2Q2023	3Q2023	4Q2023	Full Year 2023(1)	Full Year 2024	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	180	200	280	220	235	70
Weighted Average Price ($/MMBtu)	$3.98	$3.93	$4.36	$4.13	$4.26	$4.08

Fixed Price Collars
Volume (BBtupd)	285	285	285	285	180	—
Weighted Average Floor Price ($/MMBtu)	$2.93	$2.93	$2.93	$2.93	$3.43	$—
Weighted Average Ceiling Price ($/MMBtu)	$4.78	$4.78	$4.78	$4.78	$5.49	$—

Fixed Price Calls Sold
Volume (BBtupd)	408	408	408	408	202	193
Weighted Average Price ($/MMBtu)	$3.21	$3.21	$3.21	$3.21	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	140	140	140	140	90	—
Differential ($/MMBtu)	$(0.22)	$(0.22)	$(0.22)	$(0.22)	$(0.15)	$—

Tetco M2 Basis
Volume (BBtupd)	130	210	210	184	70	—
Differential ($/MMBtu)	$(0.89)	$(0.91)	$(0.91)	$(0.91)	$(0.89)	$—

NGPL TX OK Basis
Volume (BBtupd)	80	80	80	80	60	—
Differential ($/MMBtu)	$(0.35)	$(0.35)	$(0.35)	$(0.35)	$(0.31)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$74.47	$74.47	$74.47	$74.47	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$38.07	$38.07	$38.07	$38.07	$—	$—

(1)	April 2023 - December 2023.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to income (loss) before income taxes less non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, depreciation, depletion and amortization, and impairment of oil and gas properties, property and equipment, accretion, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred. Gulfport includes a adjusted free cash flow estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended March 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022

Pre-Tax Net Income (Loss) (GAAP)	$523,054	$(491,975)

Adjustments:
Non-cash derivative (gain) loss	(377,694)	663,505
Non-recurring general and administrative expense	1,297	495
Stock-based compensation expense	1,754	1,158
Restructuring costs	1,869	—
Other, net(1)(2)	(14,223)	(14,810)
Adjusted Net Income (Non-GAAP)	$136,057	$158,373

(1)	For the three months ended March 31, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023. Additionally, “Other, net” included a $0.5 million expense to terminate one of our short-term drilling commitments.

(2)	For the three months ended March 31, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan or Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

Adjusted EBITDA: Three months ended March 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022

Net Income (Loss) (GAAP)	$523,054	$(491,975)

Adjustments:
Interest expense	13,756	13,984
DD&A and accretion	79,858	62,976
Non-cash derivative (gain) loss	(377,694)	663,505
Non-recurring general and administrative expenses	1,297	495
Stock-based compensation expense	1,754	1,158
Restructuring costs	1,869	—
Other, net(1)(2)	(14,223)	(14,810)
Adjusted EBITDA (Non-GAAP)	$229,671	$235,333

(1)	For the three months ended March 31, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023. Additionally, “Other, net” included a $0.5 million expense to terminate one of our short-term drilling commitments.

(2)	For the three months ended March 31, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan or Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

Adjusted Free Cash Flow: Three months ended March 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022

Net cash provided by operating activity (GAAP)	$304,055	$253,696
Adjustments:
Interest expense	13,756	13,984
Non-recurring general and administrative expenses	1,297	495
Restructuring costs	1,869	—
Other, net(1)(2)	(16,547)	(15,650)
Changes in operating assets and liabilities:
Decrease in accounts receivable - oil, natural gas, and natural gas liquids sales	(158,541)	(25,985)
Increase in accounts receivable - joint interest and other	1,837	17,722
Decrease (increase) in accounts payable and accrued liabilities	82,671	(2,135)
Decrease in prepaid expenses	(764)	(6,811)
Increase in other assets	38	17
Total changes in operating assets and liabilities	$(74,759)	$(17,192)
Adjusted EBITDA (Non-GAAP)	$229,671	$235,333
Interest expense	(13,756)	(13,984)
Capitalized expenses incurred(3)	(5,083)	(4,147)
Capital expenditures incurred(4)	(147,687)	(100,367)
Adjusted free cash flow (Non-GAAP)	$63,145	$116,835

(1)	For the three months ended March 31, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023. Additionally, “Other, net” included a $0.5 million expense to terminate one of our short-term drilling commitments.

(2)	For the three months ended March 31, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan or Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three months ended March 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$6,979	$1,754	$8,733	$5,947	$1,158	$7,105
Capitalized general and administrative expense	4,259	864	5,123	4,147	597	4,744
Non-recurring general and administrative expense	(1,297)	—	(1,297)	(495)	—	(495)
Recurring general and administrative before capitalization (Non-GAAP)	$9,941	$2,618	$12,559	$9,599	$1,755	$11,354